CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Christopher J. Marsico, Principal Executive Officer of The Marsico Investment Fund (the “Registrant”), certify to my knowledge that:

1. The Form of the N-CSR of the Registrant (the “Report”) for the period ended March 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Christopher J. Marsico
Christopher J. Marsico,
Trustee, Executive Vice President and Chief Operating Officer (Principal Executive Officer)

Date:	May 30, 2019

A signed original of this written statement required by Section 906 has been provided to The Marsico Investment Fund and will be retained by The Marsico Investment Fund and furnished to the SEC or its staff upon request.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Neil L. Gloude, Principal Financial Officer of The Marsico Investment Fund (the “Registrant”), certify to my knowledge that:

1. The Form of the N-CSR of the Registrant (the “Report”) for the period ended March 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Neil L. Gloude
Neil L. Gloude,
Vice President, Secretary and Treasurer (Principal Financial Officer)

Date:	May 30, 2019

A signed original of this written statement required by Section 906 has been provided to The Marsico Investment Fund and will be retained by The Marsico Investment Fund and furnished to the SEC or its staff upon request.